Vanguard Institutional Total Bond Market Index Fund

Supplement Dated September 21, 2009, to the Prospectus Dated April 29, 2009

Reorganization of Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund and Change to Target Index

The board of trustees (the “board”) of Vanguard Institutional Index Funds (the “Institutional Trust”) has approved an agreement and plan of reorganization (the “agreement”) to reorganize Vanguard Institutional Total Bond Market Index Fund (the “Institutional Fund”), a series of the Institutional Trust, into Vanguard Total Bond Market Index Fund (the “Total Bond Fund”), a series of Vanguard Bond Index Funds. The agreement requires approval by Institutional Fund shareholders and will be submitted for their consideration at a meeting to be held on or around February 3, 2010. If shareholders approve the agreement, and if certain conditions required by the agreement are satisfied, the reorganization is expected to occur shortly thereafter.

Under the agreement, shareholders of the Institutional Fund will receive new Institutional Plus Shares of the Total Bond Fund in exchange for their shares of the Institutional Fund, and the Institutional Fund will cease operations. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Both the Institutional Fund and the Total Bond Fund seek to track the performance of an index that reflects the entire bond market—currently, the Barclays Capital U.S. Aggregate Bond Index.

Prior to the shareholder meeting, a combined proxy statement/prospectus will be issued to Institutional Fund shareholders soliciting their approval of the reorganization. The proxy statement/prospectus will describe the reorganization, provide a description of the new Institutional Plus Shares, and include a comparison of the Funds.

(over, please)

Closed to New Investors

Effective immediately, the Institutional Fund is closed to new accounts, and will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

Change to Target Index

The boards of trustees for the Institutional Fund and the Total Bond Fund approved the adoption of a new target index for the Funds: the Barclays Capital U.S. Aggregate Float Adjusted Index. Each Fund is expected to implement this change before the end of the year. The new target index could provide different investment returns (either lower or higher) or different levels of volatility than the current target index over any period of time. Transition to the new index is not expected to require significant adjustments to the Funds’ portfolio holdings, but could cause a slight temporary increase in the Funds’ transaction costs and turnover rates. The new target index, like the current target index, is expected to track the same market segment, so the investment objective and risks described in the Funds’ current prospectuses are not expected to change.

Please retain this supplement for future reference.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS337 092009